Exhibit 10.1

AMENDMENT No. 2, dated as of May 6, 2019, (this “Amendment”) to the Credit Agreement, dated as of June 24, 2014, among DaVita Inc. (formerly, DaVita Healthcare Partners Inc.), a Delaware corporation (the “Borrower”), the Guarantors listed on Appendix A, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Issuing Lender and Swingline Lender, the other agents from time to time party thereto (as amended, restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, pursuant to and in accordance with Section 11.1 of the Credit Agreement, the Borrower desires to extend the maturity of all of the Revolving Commitments, the Tranche A Term Loans and the Tranche A-2 Term Loans;
WHEREAS the amendment to the Tranche A Term Loans and the Tranche A-2 Term Loans shall be deemed to be an incurrence of Replacement Term Loans pursuant to the last paragraph of Section 11.1 of the Credit Agreement;
WHEREAS, JPMorgan Chase Bank, N.A. will act as sole lead arranger and sole bookrunner for purposes of this Amendment (the “Amendment No. 2 Lead Arranger”);
WHEREAS, the Borrower desires to amend the Credit Agreement to effect such extension on the terms set forth herein;
WHEREAS, each Lender holding Tranche A Term Loans (the “Existing Tranche A Term Loans” and the Lenders with Existing Tranche A Term Loans, the “Existing Tranche A Term Lenders”), each Lender holding Tranche A-2 Term Loans (the “Existing Tranche A-2 Term Loans” and the Lenders with Existing Tranche A-2 Term Loans, the “Existing Tranche A-2 Term Lenders”) and each Lender holding Revolving Commitments (the “Existing Revolving Commitments”, the outstanding Revolving Loans thereunder the “Existing Revolving Loans” and the Lenders with Existing Revolving Commitments, the “Existing Revolving Lenders”) that executes and delivers a consent (a “Consent”) in the form of Exhibit A to this Amendment will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 2 Effective Date (as defined below);
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. The Credit Agreement is hereby amended as follows:
(a)    The table labeled “Tranche A Term Commitments” in Schedule I to the Credit Agreement shall be amended and restated as set forth on Annex I hereto.
(b)    Schedule I to Increase Joinder No. 1 shall be amended and restated as set forth on Annex II hereto.

(c)    The table labeled “Revolving Commitments” in Schedule I to the Credit Agreement shall be amended and restated as set forth on Annex III hereto.
(d)    Schedule II to the Credit Agreement shall be amended and restated as set forth in Annex IV hereto.
(e)    The definition of “Tranche A Term Loan Maturity Date” shall be amended and restated as set forth below:
““Tranche A Term Loan Maturity Date” shall mean December 24, 2019.”
(f)    The definition of “Tranche A-2 Term Loan Maturity Date” shall be amended and restated as set forth below:
““Tranche A-2 Term Loan Maturity Date” shall mean December 24, 2019.”
(g)    The definition of “Tranche A-2 Term Lender” shall be amended and restated as set forth below:
““Tranche A-2 Term Lender” means each Lender that has a Tranche A-2 Term Commitment or that holds a Tranche A-2 Term Loan.”
(h)    The definition of “Revolving Termination Date” shall be amended and restated as set forth below:
““Revolving Termination Date” shall mean December 24, 2019.”
(i)    Section 2.3(a) of the Credit Agreement shall be amended and restated as follows:
“(a) The Tranche A Term Loan of each Tranche A Term Lender shall mature in 22 consecutive quarterly installments and on the Tranche A Term Loan Maturity Date, in an amount equal to such Lender’s Tranche A Term Percentage multiplied by the amount set forth below opposite such installment:

Installment Due Date	Principal Amount
September 30, 2014	$12,500,000
December 31, 2014	$12,500,000
March 31, 2015	$12,500,000
June 30, 2015	$12,500,000
September 30, 2015	$12,500,000
December 31, 2015	$12,500,000
March 31, 2016	$12,500,000
June 30, 2016	$12,500,000
September 30, 2016	$18,750,000
December 31, 2016	$18,750,000
March 31, 2017	$18,750,000
June 30, 2017	$18,750,000
September 30, 2017	$25,000,000
December 31, 2017	$25,000,000
March 31, 2018	$25,000,000
June 30, 2018	$25,000,000
September 30, 2018	$25,000,000
December 31, 2018	$25,000,000
March 31, 2019	$25,000,000
June 30, 2019	$25,000,000
September 30, 2019	$25,000,000
Tranche A Term Loan Maturity Date	$600,000,000
”
Section 2.    Representations and Warranties, No Default. By its execution of this Amendment, each Loan Party hereby certifies that prior to and immediately after giving effect to this Amendment:
%2.    the execution, delivery and performance by each Loan Party of this Amendment, are within such Loan Party’s corporate, partnership or limited liability company powers, as applicable, have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, do not (i) contravene such Loan Party’s Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party or any of its properties that would reasonably be likely to have a Material Adverse Effect or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party; and
%2.    the replacement of Non-Extending Lenders pursuant to Section 4 hereof and the Credit Agreement does not conflict with any Requirement of Law.

Section 3.    Effectiveness.
(a)    The Amendment shall become effective on the date (such date, if any, the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:
(i)    The Administrative Agent shall have received executed signature pages hereto from the New Tranche A Term Lender, the New Tranche A-2 Term Lender, the New Revolving Lender and each Loan Party;
(ii)    The Administrative Agent shall have received a Consent substantially in the form of Exhibit A to this Amendment, duly executed by (i) each Existing Tranche A Term Lender, (ii) each Existing Tranche A-2 Term Lender and (iii) each Existing Revolving Lender, and in each case excluding any Non-Extending Lenders;
(iii)    The Consents received from the Existing Revolving Lenders referred to in clause (ii) above shall constitute the Majority Facility Lenders of the Revolving Facility;
(iv)    The Borrower shall have paid to the Administrative Agent for the account of the applicable Lenders, by wire transfer of immediately available funds, (A) to each Existing Tranche A Term Lender, Existing Tranche A-2 Term Lender and Existing Revolving Lender that executes this Amendment, a consent fee in an amount equal to 0.05% of the aggregate principal amount of Revolving Commitments, Tranche A Term Loans and Tranche A-2 Term Loans that have been extended pursuant to the terms of this Amendment and (B) the Accrued Interest Payment;
(v)    Each of the representations and warranties made by any Loan Party set forth in Section 2 hereof, Section 4 of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;
(vi)    No Default or Event of Default shall have occurred and be continuing, or will result from the execution of this Amendment and the transactions contemplated hereby;
(vii)    The Administrative Agent shall have received a certificate, dated the Closing Date and signed by two Responsible Officers of the Borrower, confirming compliance with the conditions precedent set forth in clauses 3(a)(v) and (vi) above;
(viii)    The Lenders shall have received, sufficiently in advance of the Amendment No. 2 Effective Date, (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act (as defined below) and (ii) the Borrower, to the extent it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined below), shall have delivered a certification regarding beneficial ownership required by the Beneficial Ownership Regulation directly to each Lender that so requests in writing at least five Business Days prior to the Amendment No. 2 Effective Date, including, in each case and without limitation, the information described in Section 5; and
(ix)    The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, in each case, to the extent invoiced at least one Business Day prior to the Amendment No. 2 Effective Date, including the reasonable fees, charges and disbursements of counsel for the Amendment No. 2 Lead Arranger and the Administrative Agent.
Section 4.    Non-Extending Lenders.
(a)    If any Existing Tranche A Term Lender, Existing Tranche A-2 Term Lender or Existing Revolving Lender does not return an executed Consent to the Administrative Agent (each such non-extending Lender, a “Non-Extending Lender”), such Non-Extending Lender shall be replaced and all of its rights and obligations under the Credit Agreement and the related Loan Documents shall be purchased at par and assumed by, in the case of (x) a Non-Extending Lender that is an Existing Tranche A Term Lender, JPMorgan Chase Bank, N.A. (the “New Tranche A Term Lender”), (y) in the case of a Non-Extending Lender that is an Existing Tranche A-2 Term Lender, JPMorgan Chase Bank, N.A. (the “New Tranche A-2 Term Lender”) and (z), in the case of a Non-Extending Lender that is an Existing Revolving Lender, Wells Fargo Bank, N.A. (the “New Revolving Lender”).
(b)    As of the Amendment No. 2 Effective Date, each Non-Extending Lender will be deemed to have executed an Assignment and Assumption for all of its then outstanding Loans and Commitments and will be deemed to have assigned all of its then outstanding Loans and Commitments to the New Tranche A Term Lender, the New Tranche A-2 Term Lender or the New Revolving Lender, as applicable. The terms and conditions set forth in the form Assignment and Assumption attached as Exhibit E to the Credit Agreement shall apply to each Non-Extending Lender as though such terms and conditions were set forth in this Section 4(b) in their entirety.
(c)    Each of the New Tranche A Term Lender, the New Tranche A-2 Term Lender and the New Revolving Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
(d)    The Administrative Agent hereby consents to this Amendment and consents to (i) the assignment of the Existing Revolving Commitments of each Non-Extending Revolving Lender to the New Revolving Lender in accordance with Section 2.22(vi) of the Credit Agreement and (ii) the establishment of the Tranche A Term Loans and Tranche A-2 Term Loans as Replacement Term Loans pursuant to the last paragraph of Section 11.1 of the Credit Agreement.
(e)    For the avoidance of doubt, all Existing Revolving Commitments shall continue to be outstanding as Revolving Commitments under the Credit Agreement (as amended hereby) on and after the Amendment No. 2 Effective Date, subject to the terms of this Amendment.
(f)    On the Amendment No. 2 Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Existing Tranche A Term Lender, Existing Tranche A-2 Term

Lender and Existing Revolving Lender, the accrued and unpaid interest through the Amendment No. 2 Effective Date, on the Existing Tranche A Term Loans, Existing Tranche A-2 Term Loans or Existing Revolving Loans, as applicable (such amount, the “Accrued Interest Payment”). The Interest Period in effect with respect to each of the Existing Tranche A Term Loans, Existing Tranche A-2 Term Loans and Existing Revolving Loans immediately prior to the Amendment No. 2 Effective Date shall continue until the expiration thereof. Notwithstanding anything to the contrary in the Credit Agreement, upon the expiration of each such Interest Period, the Borrower shall pay interest on the Existing Tranche A Term Loans, Existing Tranche A-2 Term Loans and Existing Revolving Loans solely for the portion of such Interest Period not previously covered by the Accrued Interest Payment.
(g)    On the Amendment No. 2 Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Existing Tranche A Term Lender, Existing Tranche A-2 Term Lender and Existing Revolving Lender, any amounts due to each such Lender under Section 2.22(v) of the Credit Agreement.
Section 5.    Regulatory Matters. Each Lender that is subject to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Patriot Act”) and the requirements of 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”) hereby notifies the Borrower that it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act and/or the Beneficial Ownership Regulation.
Section 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 7.    Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF). The jurisdiction and waiver of right to trial by jury provisions in Section 11.12 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 8.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9.    Effect of Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any of the other Loan Documents. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the Issuing Lenders, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit

Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereto,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, be deemed to refer, from and after the Amendment No. 2 Effective Date, to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, including on and after the Amendment No. 2 Effective Date, as amended hereby.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
DAVITA INC.
By:    /s/ Chet Mehta____________
    Name:    Chet Mehta
    Title:    Group VP, Finance

[Signature Page to Amendment No. 2]

GUARANTORS LISTED ON APPENDIX A
By:    /s/ Chet Mehta____________
    Name:    Chet Mehta
    Title:    Group VP, Finance

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By:    /s/ Dawn Lee Lum____________
    Name:    Dawn Lee Lum
    Title: Executive Director

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as the New Tranche A Term Lender
By:    /s/ Dawn Lee Lum____________
    Name:    Dawn Lee Lum
    Title: Executive Director

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as the New Tranche A-2 Term Lender
By:    /s/ Dawn Lee Lum____________
    Name:    Dawn Lee Lum
    Title: Executive Director

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
as a New Revolving Lender
By:    /s/ Dawn Lee Lum____________
    Name:    Dawn Lee Lum
    Title: Executive Director

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, N.A.,
as a New Revolving Lender
By:    /s/ Darin Mullis
    Name:    Darin Mullis
    Title: Managing Director

[Signature Page to Amendment No. 2]

Exhibit A

CONSENT TO AMENDMENT NO. 2
CONSENT (this “Consent”) TO AMENDMENT NO. 2 (“Amendment”) to the Credit Agreement, dated as of June 24, 2014, among DaVita Inc. (formerly, DaVita Healthcare Partners Inc.), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Issuing Lender and Swingline Lender, the other agents from time to time party thereto (as amended, restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Existing Tranche A Term Lenders Only

o	Consent: The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Existing Tranche A Term Loans held by such Lender.
Existing Tranche A-2 Term Lenders Only

o	Consent: The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Existing Tranche A-2 Term Loans held by such Lender.

Existing Revolving Lenders Only

o	Consent: The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments of such Lender.

Name of Lender: ____________________________________________________ By: Name: Title:
For any Institution requiring a second signature line: By: Name: Title:

[Signature Page to Amendment No. 2]

Appendix A

Guarantors

Annex I

Tranche A Term Commitments

Annex II

Tranche A-2 Term Commitments

Annex III

Revolving Commitments

Annex IV

Specified LC Sublimits